EXHIBIT 10.4

                  MANAGEMENT ADVISORY SERVICES AGREEMENT WITH
                        AMBER TIGER HOLDINGS CORP. DATED
                                JANUARY 1, 2004








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      This MANAGEMENT ADVISORY SERVICES AGREEMENT is dated for reference as of the 1st. day of January, 2004.


BETWEEN:

             AMBER TIGER HOLDINGS CORP., having its head office at 4812 Marine Drive, West Vancouver, British Columbia, Canada

             (hereinafter called "ATHC")

                                                               OF THE FIRST PART
AND:
             CIROND NETWORKS INC., having its head office at 213 -
             14500 North Northsight Boulevard, Scottsdale, Arizona  85260

             (hereinafter called the "Company")

                                                              OF THE SECOND PART


         WHEREAS ATHC provides various consulting, administrative, management and related services;

         AND WHEREAS the Company wishes to engage ATHC to provide the services set out below;

         NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1.0      SCOPE OF SERVICES

         During the term of this Agreement, ATHC will provide the services (the "Services") described in Schedule "A" attached hereto.

2.0      FEES

         The Company will pay to ATHC a fee of US$15,000 per month.

3.0      EXPENSES

3.1 The Company will reimburse ATHC for all reasonable and necessary expenses incurred by ATHC in performance of the Services. The Company will, at the request of ATHC, provide funds in advance for substantial disbursements.

3.2 Reasonable and necessary expenses will include, but are not limited to, travel, telephone, facsimile, photocopying, postage, stationery, courier and printing costs associated with the

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Services,  and  the  cost  of  any  independent  legal,  accounting,   technical
consulting services obtain by ATHC in connection with the provision of the Services.

4.0       REPRESENTATIVES OF THE COMPANY

         The Company will provide to ATHC, for the term of this Agreement, the director, a senior employee or officer of the Company designated in Schedule "A" to provide ATHC with any assistance required from the Company in performance of the Services, each of whom will be authorized to act on behalf of the Company.

5.0      REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1      The   Company  warrants  and  represents,  which  representations   and
warranties will remain in full force and effect during the term of this agreement, to ATHC that:

         (a) the Company and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated; and

         (b) the Company has all necessary corporate power and authority to enter into this Agreement and to perform its obligations and the execution and delivery of this Agreement by the Company and the performance of its obligations has been authorized by all necessary corporate action on the part of the Company.

6.0      ATHC WARRANTS AND REPRESENTS TO THE COMPANY THAT:

         (a) it is a valid and subsisting corporation under the laws of the jurisdiction in which it was incorporated;

(b) it has all necessary corporate power and authority to enter into this Agreement and to perform its obligations and the execution and delivery of this Agreement by ATHC and the performance of its obligations has been authorized by all necessary corporate action on the part of ATHC; and

(c) it will comply with the requirements of all applicable corporate and securities laws, in performing the Services.

7.0      INVOICING

7.1 ATHC will deliver to the Company on or before the 15th day of each calendar month, an invoice for the previous month (the "Invoice") setting out the fee payable to ATHC pursuant to paragraph 2.0 hereto, the expenses incurred by ATHC in that month, and attached to the Invoice will be a summary of expenses incurred.

7.2     The Invoice will be payable immediately upon receipt.


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8.0     TERM OF AGREEMENT

8.1 Subject to early termination as set out below, this Agreement will commence on the date hereof for a term of one year, subject to either party's right to terminate on three months' written notice to the other party. The agreement will automatically be renewed on an annual basis unless terminated by either party.

8.2 On termination of this Agreement, the Company will pay to ATHC any fees and disbursements owing to the date of termination and neither ATHC nor the Company will have any further rights or obligations under this Agreement other than pursuant to paragraph 10 which will survive the termination of this Agreement.

9.0      CONFIDENTIALITY

         THC will use its best efforts to preserve and protect any confidential information concerning the business and financial affairs of the Company or any of its dealings, transactions or affairs which may be disclosed to ATHC by the employees, officers or agents of the Company during the term of this Agreement. Without restricting the generality of the foregoing, ATHC will not disclose any of the aforesaid information to third parties without the prior written consent of the Company, except that such consent will not be required where the information is disclosed:

         (a) to the employees, officers or agents of ATHC to enable such persons to assist ATHC in providing the Services;

         (b) to the employees, officers or agents of the Company or other persons as the directors of the Company may designate;

         (c)     pursuant  to  any  law,  statute,   regulation,   ordinance  or
                 administrative, regulatory or judicial order; or

         (d) to any other person or party which ATHC requires to assist in providing the Services.

         The above covenants as to confidentiality will not apply to any information which:

         (e) through no act or omission of ATHC becomes generally known or part of the public domain;

         (f) is furnished to others by the Company without restriction or disclosure; or

         (g)     is furnished to ATHC by a third party.

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10.0     ACCESS TO MATERIAL FACTS

10.1 The Company will provide ATHC with full access to material facts related to the Company's corporate activities and financial position, and keep ATHC advised of current and impending corporate developments.

10.2 The Company will send to ATHC, from time to time, as soon as available, copies of all documents filed by the Company with securities commissions, stock exchanges and other regulatory authorities including, without limitation, all financial statements, press releases, material change reports, quarterly reports and filing statements of the Company.

10.3 The Company will advise ATHC immediately in writing of the full particulars of any "material change", as such term is defined in the SECURITIES ACT (British Columbia), in the affairs of the Company.

11.0     INDEMNIFICATION

         The Company will indemnify and save ATHC, its directors, employees, officers, representatives and agents, harmless from and against all liability including all actions, claims, damages, costs and legal fees which ATHC may incur or be a party to, arising out of actions taken or statements made by ATHC at the Company's request or based upon information supplied or approved by the Company.

12.0     AMENDMENT OF AGREEMENT

         This Agreement may only be amended by written agreement between the parties hereto.

13.0     GENERAL PROVISIONS

13.1 EXISTENCE OF CLAIM. The provisions of this Agreement will be enforceable notwithstanding the existence of any claim or cause of action of the Company against ATHC whether predicated on this Agreement or otherwise.

13.2 GOVERNING LAW. This Agreement is and will be governed and construed in accordance with the laws of the Province of British Columbia and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia.

13.3 ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties with respect to the specific subject matter of this Agreement and supersedes all previous understandings, written or oral, between the parties with respect to the subject matter.

13.4 ASSIGNMENT. Neither party will assign its interest hereunder without the express written consent of the other.

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13.5  RELATIONSHIP OF PARTIES. The legal relationship between the parties hereto is that of independent contracting parties and is not and will not be deemed to be any other form of legal relationship, including, without limiting the generality of the foregoing, joint venture, partners or principal and agent.

13.6    TIME OF ESSENCE. Time will be of the essence of this Agreement.

13.7 HEADINGS. The headings used in this Agreement are for convenience of reference only and do not form part of this Agreement and are not to be used in the interpretation thereof.

13.8 SEVERABILITY. If any part of this Agreement is found to be void or unenforceable in whole or in part, it will not be deemed to effect or impair the validity of any other part of this Agreement which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid part and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any part which may, for any reason, be determined to be void or unenforceable.

13.9 WAIVER. The failure of ATHC to insist, in one or more instances, upon the performance of any term or terms of this Agreement will not be construed as a waiver by ATHC to require such performance in the future, performance of any such terms and the obligations of the Company will continue in full force and effect.

13.10 NOTICE. Any notice or any writing required or permitted to be given hereunder will be sufficiently given if delivered personally or transmitted by telecopier to the addresses or facsimile numbers of the parties set out below:

          (a)     If to ATHC:

                  Amber Tiger Holdings Corp.

                  Attention:        Nicholas Miller
                  Fax No.: (604) 922-7164

          (b)     If to the Company:

                  Attention:        Nicholas Miller
                  Fax No.: (604) 205-3984

         Such notice will be deemed to have been received, if received during the normal business hours of the recipient on the date of delivery or transmission. If such notice is received after the end of such normal business hours, it will be deemed to have been received on the next business day following the date of delivery or transmission. Any party may, from time to time, by notice in writing, change its address for the purposes of this paragraph.

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13.11        ENUREMENT.  This  Agreement  will  be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.


AMBER TIGER HOLDINGS CORP.                CIROND NETWORKS INC.


By: /s/ NICHOLAS R. MILLER                By: /s/ NICHOLAS R. MILLER
   -----------------------------             ---------------------------------
      Nicholas R. Miller                        Nicholas R. Miller
      Authorized Signatory                      Authorized Signatory

:

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                                  SCHEDULE "A"
1.0      SCOPE OF SERVICES

         ATHC shall assist the Company to provide all business management and executive services related to the role of the President and Chief Executive Officer of the Company

2.0      REPRESENTATIVES OF COMPANY

         Nicholas R. Miller